UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 11, 2017

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36400 (Commission File Number)	46-5292553 (IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 Regulation FD Disclosure

On December 11, 2017, Ashford Inc. (NYSE American: AINC) (the “Company”) filed a registration statement on Form S-3 (the “Registration Statement”) including a form of prospectus supplement and sales agreement for a potential “at-the-market” offering (the “Offering”) of the Company’s common stock (the “Common Stock”).  If the Offering is initiated, the Company intends to use any net proceeds from the Offering for general corporate purposes, which may include the repayment of outstanding indebtedness, the repurchase of our outstanding equity securities, capital expenditures, investments to grow our business, key money consideration, working capital and other general purposes.  Commencing the Offering is subject to a number of conditions, including the Registration Statement being declared effective by the Securities and Exchange Commission, the entry into the sales agreement with one or more sales agents on terms acceptable to the Company and the sales agents and market conditions.  The Company believes that it is prudent capital management to have the ability to commence the Offering, subject to market conditions, but does not currently have any plans to sell Common Stock pursuant to the Offering.

The Offering will be made only by means of a prospectus.  Copies of the prospectus, when available, may be obtained from:

Ashford Inc.

14185 Dallas Parkway, Suite 1100

Dallas, Texas 75254

Attention: Investor Relations

A registration statement relating to the Common Stock has been filed with the Securities and Exchange Commission by has not yet become effective.  The Common Stock may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2017

ASHFORD INC.

By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel